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                                 VAN ECK FUNDS

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                                  MONEY FUND

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                                  PROSPECTUS

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                        ADVISED BY THE BANK OF NEW YORK

                                APRIL 30, 2004

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                       as Supplemented October 25, 2004

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These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has endorsed the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.


ABOUT THE FUND

 3  BNY Hamilton Money Fund


SERVICES PROVIDED

 7  Services Provided


ACCOUNT POLICIES

 8  Daily NAV Calculation

 8  Distributions and Tax Considerations

 8  Distribution (12b-1) Plan

 8  Purchases, Redemptions, Exchanges, and Transfers

11  Investment Advisor

11  Portfolio Manager

 FOR MORE INFORMATION

 Back Cover

                                                          Money Fund Prospectus

AN INTRODUCTION TO THE BNY HAMILTON MONEY FUND

You may invest in the BNY Hamilton Money Fund (Classic Shares) in accounts held through the Van Eck Funds. The BNY Hamilton Money Fund (Classic Shares) is designed for investors who seek stability of principal. It is a valuable component of most portfolios and well suited for investing money that may be needed in the near future. BNY Hamilton Money Fund (Classic Shares) takes extra measures to provide for safety and liquidity, including:

.. avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another.

.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

                                                          Money Fund Prospectus

BNY HAMILTON

 MONEY FUND
 Classic Shares

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days.

In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

Money Fund Prospectus

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.

         Annual total returns (%) as of 12/31/03/1/
         --------------------------------------------------------------
                                             [CHART]

          1996    1997    1998    1999    2000    2001    2002    2003
         ------  ------  ------  ------  ------  ------  ------  ------
          4.73%   4.80%   4.81%   4.51%   5.78%   3.57%   1.15%   0.49%

         Best Quarter: Q3 '00 +1.49%  Worst Quarter: Q4 '03 +0.09%

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of 12/31/03*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Classic Shares/1/    0.49     3.08      3.73

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since this fund is "no-load", shareholders pay no fees or out of pocket expenses.

                  Fee table (% of average net assets)
                  --------------------------------------------

                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.10
                  Distribution (12b-1) fees             0.25
                  Servicing fee                         0.25
                  Other expenses                        0.13

                  Total annual operating expenses       0.73

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   75     233     406     906

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
/1/ Classic Shares commenced operations on 12/4/95.

                                                          Money Fund Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

                                                                  Year Ended December 31,
                                                        2003       2002       2001      2000     1999
-------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                      1.00       1.00       1.00     1.00     1.00
                                                     ---------  ---------  ---------  -------  -------
Gain from investment operations:
  Net investment income                                  0.005      0.011      0.035    0.056    0.044
Dividends
  Dividends from net investment income                  (0.005)    (0.011)    (0.035)  (0.056)  (0.044)
                                                     ---------  ---------  ---------  -------  -------
Net asset value at end of year                            1.00       1.00       1.00     1.00     1.00
                                                     ---------  ---------  ---------  -------  -------
Total return (%)                                          0.49       1.15       3.57     5.78     4.51

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                  1,017,653  1,085,726  1,125,853  983,197  892,560
Ratio of expenses to average net assets                   0.73       0.73       0.73     0.74     0.74
Ratio of net investment income to average net assets      0.49       1.14       3.51     5.64     4.46

Money Fund Prospectus

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Advisor (The Bank of New York) has entered into servicing agreements with certain institutions (shareholder organizations), including the Van Eck Funds and Van Eck Funds, Inc. (collectively, "Van Eck Funds") that invest in Classic Shares of the BNY Hamilton Money Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.25% (annualized) of the average daily NAV of its customers' Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing optional account services, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts. Currently, the Van Eck Funds do not charge additional fees for its services, but reserves the right to do so in the future.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Fund's service providers normally pay all expenses in connection with the performance of their services, while the Fund pays its own operating expenses. During the course of the Fund's fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Fund before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

QUARTERLY STATEMENTS

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or paid as cash. Confirmations of each purchase, exchange or redemption will be mailed to each shareholder, unless their shares are held by a financial institution that will provide such statements and confirmations.

HOUSEHOLDING

If more than one member of a household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow single copies of shareholder reports, proxy statements, prospectuses and prospectus supplements to be mailed in one envelope to a shared address for multiple shareholders ("householding"). However, if you prefer to continue to receive such mailings separately now or in the future, please call Van Eck Account Assistance at 1-800-544-4653.


                                                          Money Fund Prospectus

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at 4:30 p.m. Eastern Time each business day (Monday through Friday), though it may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Fund's portfolio securities could materially affect the Fund's NAV. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.

The Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Your Fund shares begin earning declared daily dividends on the next business day after a purchase is effective and will earn the declared daily dividend on the redemption trade date. (Purchases must be received by Van Eck Fund's Shareholder Servicing Agent, DST Systems, Inc., before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.) Dividends will be declared daily and, if declared, paid monthly. Such dividends and distributions are automatically reinvested into your account (unless you elect cash payment) without a sales charge. You may elect cash payment either on your original Van Eck Account Application, or by calling Van Eck Account Assistance at 1-800-544-4653.

Divmove: You can have your cash dividends from the Fund automatically invested in Class A shares of another Van Eck Fund. Dividends are invested on the payable date without a sales charge. For details and an Application, call Van Eck Account Assistance at 1-800-544-4653.

Your taxable income is the same if you choose to receive your dividends in cash or have them automatically reinvested into your account in the Fund. Consult your tax adviser for details regarding your own particular tax situation.

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund are expected to be primarily ordinary income from dividends.

DISTRIBUTION (12b-1) PLAN

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.

These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

PURCHASES, REDEMPTIONS, EXCHANGES, AND TRANSFERS

Through a Broker or Agent
The Fund has no sales charge, whether you use a broker or agent or not. Some brokers or agents may charge a fee for their services. Contact your broker or agent for details.

Through Van Eck's Shareholder Servicing Agent, DST Systems, Inc. (DST)
You may purchase, redeem, exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The mailing address at DST is:
Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:
Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

To telephone the Van Eck Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

Money Fund Prospectus

Purchase By Mail
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts. For further details, see the Application or call Account Assistance.

Telephone Redemption--Proceeds By Check 1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption--Proceeds By Wire 1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemptions
Your written redemption request must include:

.. Fund and account number.

.. Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

.. Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in case of estates, trusts, guardianships, custodians, partnerships and corporations, as requested by DST.

.. Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

.. The redemption is for $50,000 or more.

.. The redemption amount is wired.

.. The redemption amount is paid to someone other than the registered owner.

.. The redemption amount is sent to an address other than the address of record.

.. The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Check Writing
If your account has the optional Redemption By Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Telephone Exchange
1-800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Class A shares of the Van Eck Funds, with no sales charge. (Shares originally purchased into the Fund or previously into the Van Eck U.S. Government Money Fund that paid no sales charge may pay an initial sales charge the first time they are exchanged from the Fund into another Van Eck Class A fund.) Shares must be on deposit in your account to be eligible for exchange. For further details regarding exchanges, please see the Application, "Frequent Trading Policy" and "Unauthorized Telephone Requests" below, or call Account Assistance.

Written Exchanges
Written requests for exchange must include:

.. The fund and account number to be exchanged out of

                                                          Money Fund Prospectus

.. The fund to be exchanged into

.. Directions to exchange "all shares" or a specific number of shares or dollar amount

.. Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships, and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" above.

Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Frequent Trading Policy
The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if Van Eck Securities Corporation ("Van Eck"), distributor for the Van Eck Funds, believes that a shareholder is engaging in market timing activities that are prohibited by the Van Eck Funds.

Unauthorized Telephone Requests
Like most financial organizations, Van Eck, the Fund, and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed. If you do not want to authorize the Telephone Exchange or Redemption Privilege on your eligible account, you must refuse it on the Account Application, broker/agent instructions or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an application, contact Account Assistance.

Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount from your account in the Fund to Class A shares of the Van Eck Funds. See "Telephone Exchange" above. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more to establish the Plan. For further details and to request an Application, contact Account Assistance.

Minimum Purchase and Account Value
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account making periodic contributions, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for purchases made by exchange from another Van Eck Fund and in certain other circumstances.

Certificates
The Fund does not issue certificates.

Reserved Rights: The Fund reserves the following rights:

.. To suspend sales of shares to the public.

.. To reject any exchange request and to modify or terminate exchange privileges.

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund.

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


Money Fund Prospectus

INVESTMENT ADVISOR

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

PORTFOLIO MANAGER

Richard Klingman is a vice president of the Advisor and has managed the Fund since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.


                                                          Money Fund Prospectus

FOR MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com.

Write to:
Van Eck Funds
c/o DST Systems, Inc.
P.O. Box 218407
Kansas City, MO 64121-8407

INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC Registration Number: 811-6654

                                 VAN ECK FUNDS

                                  MONEY FUND

                        ADVISED BY THE BANK OF NEW YORK

                                Van Eck Global
                             c/o DST Systems, Inc.
                                P.O. Box 218407
                       Kansas City, Missouri 64121-8407
                                1-800-544-4653

531848